UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-l2

Zynerba Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.Election of Directors: Armando Anido John P. Butler Dr. Warren D. Cooper William J. Federici Daniel L. Kisner, M.D. Kenneth I. Moch Pamela Stephenson 2. Ratification of appointment of KPMG LLP as Independent Registered Public Accounting Firm for the 2022 Fiscal Year. 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as discussed in the Company’s Proxy Statement. the BoarD of DireCtorS reCommenDS a Vote "for" the eLeCtion of DireCtorS anD "for" ProPoSaLS 2 anD 3. nomineeS: important notice of availability of Proxy materials for the Stockholder meeting of ZYnerBa PharmaCeUtiCaLS, inC. to Be held on: June 14, 2022 at 8:00 a.m. eDt virtually at https://web.lumiagm.com/236626312 (password: zyne2022) this communication presents only an overview of the more complete proxy materials that are available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request as instructed below before 05/30/22. Please visit http://www.astproxyportal.com/ast/20275/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K to reqUeSt materiaL: teLePhone: 888-Proxy-na (888-776-9962) 718-921-8562 (for international callers) e-maiL: info@astfinancial.com weBSite: https://us.astfinancial.com/onlineProxyVoting/ProxyVoting/requestmaterials to Vote: onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone . You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. VirtUaLLY at the meetinG: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/236626312 (password: zyne2022) and be sure to have your control number available. teLePhone: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. maiL: You may request a card by following the instructions above. ComPanY nUmBer aCCoUnt nUmBer ControL nUmBer John Smith 1234 main Street aPt. 203 new York, nY 10038 Please note that you cannot use this notice to vote by mail.